Provisions	12 Months Ended
Dec. 31, 2017
Provisions [abstract]
Provisions

The notes included in this section focus on the Group’s accruals, provisions and contingent liabilities. Provisions are recognised for present obligations arising as consequences of past events where it is probable that a transfer of economic benefit will be necessary to settle the obligation, and it can be reliably estimated. Contingent liabilities reflect potential liabilities that are not recognised on the balance sheet.

27 Provisions

Accounting for provisions

The Group applies IAS 37 Provisions, Contingent Liabilities and Contingent Assets in accounting for non-financial liabilities.

Provisions are recognised for present obligations arising as consequences of past events where it is more likely than not that a transfer of economic benefit will be necessary to settle the obligation, which can be reliably estimated. Provision is made for the anticipated cost of restructuring, including redundancy costs when an obligation exists; for example, when the Group has a detailed formal plan for restructuring a business and has raised valid expectations in those affected by the restructuring by announcing its main features or starting to implement the plan. Provision is made for undrawn loan commitments if it is probable that the facility will be drawn and result in the recognition of an asset at an amount less than the amount advanced.

Critical accounting estimates and judgements

The financial reporting of provisions involves a significant degree of judgement and is complex. Identifying whether a present obligation exists and estimating the probability, timing, nature and quantum of the outflows that may arise from past events requires judgements to be made based on the specific facts and circumstances relating to individual events and often requires specialist professional advice. When matters are at an early stage, accounting judgements and estimates can be difficult because of the high degree of uncertainty involved. Management continues to monitor matters as they develop to reevaluate on an ongoing basis whether provisions should be recognised, however there can remain a wide range of possible outcomes and uncertainties, particularly in relation to legal, competition and regulatory matters, and as a result it is often not practicable to make meaningful estimates even when matters are at a more advanced stage.

The complexity of such matters often requires the input of specialist professional advice in making assessments to produce estimates. Customer redress and legal, competition and regulatory matters are areas where a higher degree of professional judgement is required. The amount that is recognised as a provision can also be very sensitive to the assumptions made in calculating it. This gives rise to a large range of potential outcomes which require judgement in determining an appropriate provision level. See below for information on payment protection redress and Note 29 for more detail of legal, competition and regulatory matters.

			Undrawn contractually committed facilities and guarantees	Customer redress		Legal, competition and regulatory matters
	Onerous contracts	Redundancy and restructuring		PaymentProtectionInsurance	Other customer redress		Sundryprovisions	Total
	£m	£m	£m	£m	£m	£m	£m	£m
As at 1 January 2017	385	206	67	1,979	712	455	330	4,134
Additions	81	163	73	709	369	398	182	1,975
Amounts utilised	(210)	(124)	(1)	(1,094)	(345)	(341)	(99)	(2,214)
Unused amounts reversed	(33)	(85)	(60)	-	(83)	(55)	(30)	(346)
Exchange and other movements	2	(1)	-	12	(14)	(22)	17	(6)
As at 31 December 2017	225	159	79	1,606	639	435	400	3,543

Provisions expected to be recovered or settled within no more than 12 months after 31 December 2017 were £2,394m (2016: £2,045m).

Onerous contracts

Onerous contract provisions comprise an estimate of the costs involved with fulfilling the terms and conditions of contracts net of any expected benefits to be received.

Redundancy and restructuring

These provisions comprise the estimated cost of restructuring, including redundancy costs where an obligation exists. Additions made during the year relate to formal restructuring plans and have either been utilised, or reversed, where total costs are now expected to be lower than the original provision amount.

Undrawn contractually committed facilities and guarantees

Provisions are made if it is probable that a facility will be drawn and the resulting asset is expected to have a realisable value that is less than the amount advanced.

Customer redress

Customer redress provisions comprise the estimated cost of making redress payments to customers, clients and counterparties for losses or damages associated with inappropriate judgement in the execution of Barclays’ business activities. Provisions for other customer redress include £211m (2016: £264m) in respect of historic pricing practices associated with Foreign Exchange transactions for certain customers between 2005 and 2012 and smaller provisions across the retail and corporate businesses which are likely to be utilised in the next 12 months. Included within provisions for UK customer redress on the face of the consolidated income statement is PPI and material additions in respect of historic pricing practices associated with Foreign Exchange transactions for certain customers between 2005 and 2012 and Packaged Bank Accounts.

Legal, competition and regulatory matters

The Group is engaged in various legal proceedings, both in the UK and a number of other overseas jurisdictions, including the US. For further information in relation to legal proceedings and discussion of the associated uncertainties, please see Note 29.

Sundry provisions

This category includes provisions that do not fit into any of the other categories, such as fraud losses and dilapidation provisions.

Payment Protection Insurance Redress

As at 31 December 2017, Barclays had recognised cumulative provisions totalling £9.2bn (2016: £8.4bn) against the cost of Payment Protection Insurance (PPI) redress and associated processing costs with utilisation of £7.6bn (2016: £6.4bn), leaving a residual provision of £1.6bn (2016: £2.0bn).

Through to 31 December 2017, 2.1m (2016: 1.8m) customer initiated claims[a] had been received and processed. The volume of claims received during 2017 increased 16% from 2016. This increase may have been impacted by a FCA advertising campaign launched in H2 2017.

The current provision reflects the estimated costs of PPI redress primarily relating to customer initiated complaints and ongoing remediation programmes, based on information at year end. This also includes liabilities managed by third parties arising from portfolios previously sold where Barclays remains liable, based on information at year end.

As at 31 December 2017, the provision of £1.6bn represents Barclays’ best estimate of expected PPI redress reflecting the complaints deadline implemented by the FCA of 29 August 2019. However, it is possible the eventual outcome may differ from the current estimate. We will continue to review the adequacy of provision level in respect of the future impacts.

The PPI provision is calculated using a number of key assumptions which continue to involve significant modelling and management judgement:

  Customer initiated claim volumes – claims received but not yet processed plus an estimate of future claims initiated by customers, where the volume is anticipated to cease after the PPI deadline.
  Average claim redress – the expected average payment to customers for upheld claims based on the type and age of the policy/policies.
  Processing cost per claim – the cost to Barclays of assessing and processing each valid claim.

These assumptions remain subjective, mainly due to the uncertainty associated with future claims levels, which include complaints driven by CMC activity and the FCA advertising campaign.

The following table details actual data through to 31 December 2017, key forecast assumptions used in the provision calculation and a sensitivity analysis illustrating the impact on the provision if the future expected assumptions prove too high or too low.

Assumption	Cumulative actual to 31.12.17	Future expected	Sensitivity analysis increase/decrease in provision
Customer initiated claims received and processed (thousands)[a]	2,130	570	50k=£104m
Average uphold rate per claim (%)[b]	87	87	1%=£11m
Average redress per valid claim (£)[c]	2,036	1,989	£100=£50m

Notes

a Total claims received directly by Barclays to date, including those received via claims management companies but excluding those for which no PPI policy exists and excluding responses to proactive mailing. The sensitivity analysis has been calculated to show the impact a 50,000 increase or decrease in the number of customer initiated claims would have on the provision level.

b Average uphold rate per customer initiated claims received directly by Barclays and proactive mailings, excluding those for which no PPI policy exists. The sensitivity analysis has been calculated to show the impact in a 1% change in the average uphold rate per claim would have on the provision level.

c Average redress stated on a per policy basis for future customer initiated complaints received directly by Barclays. The sensitivity analysis has been calculated to show the impact a £100 increase or decrease in the average redress per claim would have on the provision level.